SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

The FBR Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
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The FBR Funds

FBR Pegasus Fund™

FBR Pegasus Mid Cap Fund™

FBR Pegasus Small Cap Fund™

FBR Pegasus Small Cap Growth Fund™

FBR Focus Fund

FBR Large Cap Financial Fund

FBR Small Cap Financial Fund

FBR Technology Fund

FBR Gas Utility Index Fund

1001 19th Street North

Arlington, VA  22209

(888) 888-0025

www.fbrfunds.com

September 8, 2009

Dear Shareholder:

Please find enclosed proxy information for a special meeting of investors of each of the separate investment series listed above (each a “Fund,” and collectively, the “Funds”) of The FBR Funds (the “Trust”) to be held on October 23, 2009.  The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of new Investment Advisory Agreements for each of the Funds;

  Approval of a manager of managers arrangement for each of the Funds;

  Approval of the elimination of certain fundamental investment restrictions for the FBR Pegasus Small Cap Growth Fund™ and the FBR Gas Utility Index Fund;

  Election of Trustees of the Trust; and

  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Your vote is important. Please review this proxy statement and sign and return each proxy card you have received today.  You may also vote by telephone or via the Internet as explained in the enclosed proxy materials.  If you have questions regarding any of the proposals or need assistance in completing your proxy card, please contact D.F. King & Co., Inc. (“Solicitors”), a professional proxy solicitation firm, toll-free at 800.829.6554. As the meeting date approaches and we have still not received your executed ballot, you may receive a call from Solicitors reminding you to vote your shares.

Sincerely,

David H. Ellison
President
The FBR Funds

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The FBR Funds

FBR Pegasus Fund™

FBR Pegasus Mid Cap Fund™

FBR Pegasus Small Cap Fund™

FBR Pegasus Small Cap Growth Fund™

FBR Focus Fund

FBR Large Cap Financial Fund

FBR Small Cap Financial Fund

FBR Technology Fund

FBR Gas Utility Index Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Above Named Funds:

Notice is hereby given that a Special Meeting of Shareholders of each of the series listed above (each a “Fund,” and collectively, the “Funds”) of The FBR Funds (the “Trust”) will be held on October 23, 2009, at 11:00 A.M. Eastern Time (the “Meeting”), in the offices of the Funds at 1001 19th Street North, Arlington, VA  22209, for the purpose of considering and acting on the following matters:

Funds Affected	Proposal
All Funds	1.	To approve new Investment Advisory Agreements between the Trust, on behalf of each of the Funds, and FBR Fund Advisers, Inc.
All Funds	2.

To approve a manager of managers arrangement that would allow FBR Fund Advisers, Inc. and any FBR Fund to enter into and materially amend subadvisory agreements relating to such FBR Fund without obtaining shareholder approval.

FBR Pegasus Small Cap Growth Fund™ and FBR Gas Utility Index Fund	3.	To approve the elimination of certain fundamental investment restrictions.
All Funds	4.	To elect Trustees of the Trust; and
All Funds	5.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” each proposal. The matters referred to above are discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on August 31, 2009 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

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Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING, OR YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED BELOW. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees of
The FBR Funds

Kimberly J. Bradshaw
Secretary

September 8, 2009

YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy Card. The enclosed addressed envelope requires no postage and is intended for your convenience.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:		To vote by Internet:

1.	Read the Proxy Statement and have your Proxy Card at hand.	1.	Read the Proxy Statement and have your Proxy Card at hand.
2.	Call the 1-800 number that appears on your Proxy Card.	2.	Go to the website printed on your Proxy Card.
3.	Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.	3.	Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON OCTOBER 23, 2009

This Proxy Statement and the Funds’ Proxy Card, along with the Funds’ Annual Report for the fiscal year ended October 31, 2008 and the Funds’ Semi-Annual Report for the fiscal period ended April 30, 2009 are available free of charge on the Funds’ web site at http://www.fbrfunds.com.

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The FBR Funds

FBR Pegasus Fund™

FBR Pegasus Mid Cap Fund™

FBR Pegasus Small Cap Fund™

FBR Pegasus Small Cap Growth Fund™

FBR Focus Fund

FBR Large Cap Financial Fund

FBR Small Cap Financial Fund

FBR Technology Fund

FBR Gas Utility Index Fund

1001 19th Street North

Arlington, VA  22209

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The FBR Funds, a Delaware statutory trust (the “Trust”), on behalf of its separate investment series named above (each a “Fund” and collectively referred to sometimes as, the “Funds” or the “FBR Funds”), to be used in connection with a Special Meeting of Shareholders of the Funds to be held on October 23, 2009 (the “Meeting”). All persons who are shareholders of one or more of the Funds as of the close of business on August 31, 2009 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. The FBR Funds know of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

The mailing address of the principal executive offices of the FBR Funds is 1001 19th Street North, Arlington, VA 22209. The date on which this Proxy Statement and form of proxy are first being sent to shareholders of the Funds is September 11, 2009.

Only shareholders of record of the FBR Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Funds a subsequently dated proxy, deliver to the Funds a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The FBR Funds will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the FBR Funds at the address above or by calling toll-free 888.888.0025. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

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PROPOSAL 1  — TO APPROVE NEW INVESTMENT ADVISORY

AGREEMENTS FOR THE FUNDS

(All Funds)

You are being asked to approve new investment advisory agreements (the “New Advisory Agreements”) between each FBR Fund and FBR Fund Advisers, Inc. (“FBR Fund Advisers” or the “Adviser”).  Additional information about the Adviser is found below under the heading “Information About the Funds’ Investment Adviser ” and in Exhibit C to this Proxy Statement.

Why are shareholders of the FBR Funds being asked to approve New Advisory Agreements?

As discussed further below, FBR Capital Markets, Inc. (“FBR Capital Markets”), which is the parent company of FBR Fund Advisers, entered into a series of transactions that ultimately resulted in a change of control of that entity as of June 16, 2009.  As a result of this change of control, the Funds’ investment advisory agreements that were in effect as of that date (the “Prior Advisory Agreements”) automatically terminated.  In order for the Adviser to continue to provide continuous services to the Funds, the Board approved interim advisory agreements (the “Interim Advisory Agreements”) between the Adviser and the Trust, on behalf of the Funds, that are to remain in effect until the earlier of: (1) the expiration of a 150 day period from the date the Prior Advisory Agreements were deemed terminated (that is, June 16, 2009), or (2) until such time as shareholders of the FBR Funds approve the New Advisory Agreements.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”)) and (2) the fund’s shareholders.  As permitted by the 1940 Act, each Prior Advisory Agreement had an initial term of two years, renewable annually thereafter by the vote of a majority of the Fund’s Board Members, including a majority of its Independent Trustees, at an in-person meeting.  Furthermore, in accordance with the 1940 Act, the Prior Advisory Agreements provided that each such agreement was to automatically terminate in the event of the assignment of the agreement.  In the event of such an assignment, the Funds must arrange for new agreements to be approved by each Fund’s Board and by shareholders pursuant to Section 15.

An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser.  Among other things, an assignment covers any transfer of a controlling block of the adviser’s outstanding voting securities.  A controlling block is presumed if a person beneficially owns more than 25% of a company’s voting securities.

Through a series of stock transactions, Arlington Asset Investment Corp. (“Arlington”, formerly known as Friedman, Billings, Ramsey Group, Inc.), reduced its ownership interest in FBR Capital Markets so that as of June 16, 2009,  its ownership of the outstanding voting securities of FBR Capital Markets was less than 25%.  Specifically, in connection with a stock repurchase transaction concluded on May 20, 2009, Arlington reduced its ownership interest to approximately 39% of the outstanding voting securities of FBR Capital Markets.  Subsequently, in connection with a secondary stock offering conducted by FBR Capital Markets on June 16, 2009, Arlington further reduced its ownership interest to an amount below 25% by means of the sale of stock of FBR Capital Markets then held by Arlington and offered in connection with the secondary offering.

On June 16, 2009, Arlington is deemed to have sold a sufficient number of shares of FBR Capital Markets that resulted in a change of control of the Adviser (the “Change of Control”) and an assignment of each Prior Advisory Agreement.

At a special meeting held June 30, 2009, the Board of Trustees of each Fund approved Interim Advisory Agreements with the Adviser pursuant to Rule 15a-4 under the 1940 Act.  Rule 15a-4 permits an investment adviser to provide services to a fund without shareholder approval of the agreement so long as the Board of the fund approves an “interim” contract and the interim agreement terminates upon the earlier of (1) shareholder approval of the final agreement or (2) 150 days from the termination of the Prior Advisory Agreements.  At this meeting, the Board of each Fund also approved the New Advisory Agreements and determined that each such agreement be submitted to the Funds’ shareholders for their approval.

The Adviser currently provides services to the Funds pursuant to the Interim Advisory Agreements until such time as Fund shareholders approve the New Advisory Agreements.  Compensation earned by the Adviser since the date of the termination of the Prior Advisory Agreements is being held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreements.  If shareholders approve the New Advisory Agreements within 150 days after the termination of the Prior Advisory Agreements, the amount held in the escrow account, including interest, will then be paid to the Adviser.  If shareholders do not approve one or more of the New Advisory Agreements, the Adviser will be paid, out of the escrow account, the lesser of (1) the costs incurred performing its services under the Interim Advisory Agreement or (2) the total amount in the escrow account, including interest earned, and the Board will either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other arrangements.

How does Proposal 1 affect shareholders of the FBR Funds?

The Change of Control and the New Advisory Agreements are not expected to have any affect on shareholders of the Funds.  In particular, the terms of the New Advisory Agreements are substantially identical to those of the Prior Advisory Agreements, except for the dates of execution and termination, and certain non-material changes.  No changes are proposed to the level of services that the Adviser currently provides to the FBR Funds nor to the fees payable by each Fund for those services.  The Adviser has informed the Board that they do not anticipate any changes in the portfolio management arrangements of the Funds as a result of the Change of Control.  Further, there are no changes contemplated to the FBR Funds’ investment goals or strategies.

What are the terms of the New Advisory Agreements?

The forms of the New Advisory Agreements are attached as Exhibits A-1 and A-2 to this Proxy Statement.  The description in this section of the terms of the New Advisory Agreements is qualified in its entirety by reference to those Exhibits.  The terms of the New Advisory Agreements approved by the Board and proposed for shareholder approval are substantially similar in all material respects to the Prior Advisory Agreements.  The Adviser will continue to serve as investment adviser to each Fund, retain ultimate responsibility for the management of the Funds, and provide investment oversight and supervision.  These investment management services will be identical to the services provided under the Prior Advisory Agreements and the Adviser’s compensation for these services, expressed as an annual rate of each applicable Fund’s net assets, remains unchanged under the New Advisory Agreements.

Under the New Advisory Agreements, the Adviser will determine, subject to the general supervision of the Board and in accordance with each Fund’s investment objectives and restrictions, which securities are to be purchased and sold by each Fund and which brokers are eligible to execute these portfolio transactions. Allocation of transactions to broker-dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  Exhibit B to this Proxy Statement sets forth information regarding commissions paid by the Funds to affiliated brokers during their most recently completed fiscal years.

Each New Advisory Agreement permits the Adviser to delegate a portion of its responsibilities to a sub-adviser.  In the event that the shareholders of the Funds approve the matters set forth in Proposal 2, which involves the proposed approval of a manager of managers arrangement for use by the Adviser and Funds, as is described more fully herein under Proposal 2, the New Advisory Agreements would also include applicable provisions necessary in order to implement the manager of manager arrangements.  In addition, the New Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund and are under common control with FBR Capital Markets, the Adviser’s parent company, as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The Prior Advisory Agreements had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the Trustees, including a majority of the Independent Trustees.  The New Advisory Agreements will run for an initial term of one year and may be renewed annually thereafter so long as it is approved by a majority of the Trustees, including a majority of the Independent Trustees.  Like the Prior Advisory Agreements, the New Advisory Agreements are terminable as to any Fund at any time without penalty on 60 days’ written notice by the Board, by vote of a majority of the outstanding shares of a Fund, or by the Adviser. Each New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The shareholders of the FBR Pegasus Small Cap Growth Fund™ last approved the Prior Advisory Agreement for that Fund on January 20, 2004.  The shareholders of the FBR Focus Fund, the FBR Large Cap Financial Fund, the FBR Small Cap Financial Fund, the FBR Gas Utility Index Fund and the FBR Technology Fund last approved the Prior Advisory Agreements for each of these Funds on February 20, 2004.  The shareholders of the FBR Pegasus Fund™ last approved the Prior Advisory Agreement for that Fund on November 15, 2005.   The shareholders of the FBR Pegasus Mid Cap Fund™ and the FBR Pegasus Small Cap Fund™ last approved the applicable Prior Advisory Agreements for each of these Funds on February 28, 2007.

How is the Adviser compensated for its services to the Funds?

Under the Prior Advisory Agreements and the New Advisory Agreements, the Adviser is entitled to investment advisory fees equal to the following percentage of each applicable Fund’s average daily net assets on an annualized basis:

Fund	Investment Advisory Fee*
Pegasus Fund	0.90%
Pegasus Mid Cap Fund	0.90%
Pegasus Small Cap Fund	0.90%
Pegasus Small Cap Growth Fund	0.90%
Focus Fund	0.90%
Large Cap Financial Fund	0.90%
Small Cap Financial Fund	0.90%
Technology Fund	0.90%
Gas Utility Index Fund	0.40%

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*    As a percentage of average daily net assets.

Exhibit C to this Proxy Statement sets forth the aggregate advisory fees paid to the Adviser with respect to the FBR Funds during each Fund’s most recent fiscal year and any fees waived pursuant to contractual fee waiver agreement in place for the Funds.

What did the Board consider when approving the New Advisory Agreements?

In approving each New Advisory Agreement, the Board was required to act solely in the best interests of the Funds and the Funds’ shareholders in evaluating the terms of the New Advisory Agreements.  The Board was required to judge the terms of the arrangement in light of those that would be reached as a result of arm’s length bargaining.

At the June 30, 2009 Board meeting, the Board considered the similarity of each New Advisory Agreement to the respective Prior Advisory Agreement. In determining whether or not it was appropriate to approve the New Advisory Agreements and to recommend approval to shareholders, the Board considered various materials and representations provided by the Adviser, as applicable, with respect to each applicable Fund separately, including information relating to the following factors: (1) each Fund’s requirements; (2) the level of fees, looking at the percentage of fees that comparable funds pay; (3) whether the Adviser had waived any fees; (4) the profitability of the Funds to the Adviser; (5) the scope of any “fall-out benefits,” that is, whether the Adviser received other benefits from their relationship with the Funds, such as soft dollars; (6) the capabilities and financial soundness of the Adviser; (7) current economic and industry trends; (8) historical factors involving the Adviser; (9) the responsiveness of management to the Board Members’ concerns and requests for information; and (10) such other factors deemed relevant by the Board.

After considering these factors, the Board, including all of the Independent Trustees, who were counseled by Independent Legal Counsel to the Independent Trustees, concluded that the New Advisory Agreements would benefit each Fund and its shareholders. In reaching their conclusion with respect to the approval of the New Advisory Agreements, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Advisory Agreements are fair and reasonable and the Board voted to approve the New Advisory Agreements.

Information about the Funds’ Investment Adviser

FBR Fund Advisers, Inc., located at Potomac Tower, 1001 Nineteenth Street North, Arlington, VA 22209, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser and is a wholly-owned subsidiary of FBR Capital Markets.  As of June 30, 2009 the Adviser and its asset management affiliates managed in the aggregate approximately $1.4 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations.

Additional information about the Adviser is found in Exhibit C to this Proxy Statement entitled, “More Information About the Funds’ Investment Adviser.”

Who is bearing the expenses related to Proposal 1?

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by the Adviser.

Vote Required for Proposal 1

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED NEW ADVISORY AGREEMENTS AS PROVIDED UNDER PROPOSAL 1.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

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PROPOSAL 2 — TO APPROVE A MANAGER OF MANAGERS ARRANGEMENT

(All Funds)

You are being asked to approve a so-called “manager of managers” arrangement that would permit the FBR Funds and the Adviser to enter into, and materially amend, subadvisory agreements with any sub-advisers retained by the Adviser and the Funds to manage the Funds without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the affected Fund.  The Board, including the Independent Trustees, has approved the use of a manager of managers arrangement, and any such arrangement utilized by the Funds would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any subadvisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees).

If shareholders of a Fund approve Proposal 2, that Fund would be able to implement a manager of managers arrangement in the event that either (1) the SEC adopts proposed Rule 15a-5 (or a comparable rule) under the 1940 Act (the “Proposed Rule”) or (2) the Funds are granted an SEC exemptive order.  In either case, no further shareholder vote would be required either to approve a subadvisory agreement entered into by the Funds or materially amend any such subadvisory agreement, subject to the conditions in the Proposed Rule or the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Independent Trustees).  In view of the fact that (1) manager of managers exemptive orders are typically subject to the condition that shareholders of a fund approve a manager of managers arrangement prior to reliance on the exemptive order and (2) it is likely that the final version of the Proposed Rule will also contain such a requirement, the Board has determined to ask shareholders to approve a manager of managers arrangement for the Funds in conjunction with the solicitation of shareholder approval of the other proposals in this Proxy Statement.  This approach is expected to save the Funds the cost of seeking shareholder approval of a manager of managers arrangement following the adoption of the Proposed Rule or the issuance of a relevant exemptive order.

How would a manager of managers arrangement benefit the Funds?

The Board believes that it is in the best interests of each shareholder to provide the Adviser and the Board with increased flexibility to recommend, supervise, evaluate and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Currently, the Funds must call and hold a shareholder meeting of an affected Fund before it appoints a sub-adviser or materially amends a subadvisory agreement.  Additionally, the Funds would have to seek shareholder approval of a new subadvisory agreement if a subadvisor undergoes a change of control, even if there will be no change in the persons managing the affected Fund.  Each time a shareholder meeting is called, the Funds must create and distribute proxy materials and solicit proxy votes from the affected Fund’s shareholders.  This process is time-consuming and costly, and such costs are generally borne by the affected Fund, thereby reducing shareholders’ investment returns.  It is anticipated that a manager of managers arrangement will permit the Funds to operate more efficiently and cost-effectively.

If shareholders approve this Proposal, the Board will oversee the selection and engagement of sub-advisers for the Funds.  Further, the Board, including a majority of the Independent Trustees,  will evaluate and consider for approval all new subadvisory agreements.  Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any subadvisory agreement for renewal annually.  Prior to entering into, renewing or amending a subadvisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements.

If shareholders of the Funds do not approve Proposal 2, the Funds will continue to be required to solicit shareholder approval of new or materially amended subadvisory agreements.

What effect will this Proposal have on the advisory fees paid by the Funds to the Adviser or the quality of advisory services the Funds receive?

The Proposal does not effect the amount of investment advisory fees paid by the Funds to the Adviser.  When entering into and amending subadvisory agreements, the Adviser will negotiate fees paid to the sub-advisers for their services.  The fees paid to the Adviser by the Funds are considered by the Board in approving and renewing advisory and subadvisory agreements.

Under Proposal 2, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by a Fund to the Adviser are increased.  Further, whether or not shareholders approve Proposal 2, the Adviser will continue to be required to provide the same level of management and administrative services to the Funds as it currently provides, in accordance with the Prior Advisory Agreements and other agreements, including the New Advisory Agreements if approved by shareholders in Proposal 1.

What are the conditions for establishing a manager of managers arrangement?

Currently, the only means for establishing a manager of managers arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder.  These provisions of the 1940 Act require that shareholders approve advisory agreements, including any subadvisory agreements, and approve any material amendments to such agreements. The Adviser and the Funds intend to file a request for such exemptive relief with the SEC.  Although there can be no assurance, the Adviser and the Funds expect that the SEC will grant such exemptive relief.

If shareholders of a Fund approve Proposal 2 and the appropriate exemptive relief is obtained, the Adviser and the Fund would be authorized to (1) engage new or additional sub-advisers; (2) enter into and modify existing subadvisory agreements; and (3) terminate and replace sub-advisers without obtaining further approval of the Fund’s shareholders, provided that (a) the sub-adviser is not an “affiliated person” of the Adviser or the Fund, other than by reason of serving as a sub-adviser to the Fund, and (b) the Board has approved the new or amended subadvisory agreement.

Similarly, if the SEC adopts the Proposed Rule, in the form proposed on October 23, 2003, it would grant relief similar to the relief that the Adviser and the Funds are seeking in their request for an SEC exemptive order.  If the SEC adopts the Proposed Rule before, or in lieu of, any requested SEC exemptive order, the Adviser and the Funds would comply with the Rule’s terms and conditions.

Under the terms and conditions of any SEC exemptive order, if granted, and the Proposed Rule in its current form, the Adviser and the Funds would be subject to several conditions imposed by the SEC.  For example, within 90 days of the hiring of a new sub-adviser, the Fund would be required to provide its shareholders with an information statement containing information about the sub-adviser and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.  For a complete list of the terms and conditions of the Proposed Rule and the conditions to be imposed if the SEC grants the exemptive relief sought by the Funds, please refer to Exhibit D.

There is no guarantee that the SEC will grant the exemptive order, even if Proposal 2 is approved by the shareholders of the Funds, nor is there any guarantee that the SEC will adopt the Proposed Rule.  Furthermore, any exemptive order from the SEC or final rule issued by the SEC may differ from the general terms and conditions described in Exhibit D hereto.  By approving Proposal 2 shareholders of the Funds are approving the operation of a manager of managers arrangement under any such terms or conditions, unless such terms and conditions differ materially from those provided in Exhibit D, in which case the Funds undertake to re-solicit shareholder approval of those new provisions.

Who is bearing the expenses related to Proposal 2?

All mailing, proxy solicitation and tabulation expenses associated with Proposal 2 will be borne by the Adviser.

Vote Required for Proposal 2

Approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF A MANAGER OF MANAGERS ARRANGEMENT AS PROVIDED UNDER PROPOSAL 2.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

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PROPOSAL 3 — TO ELIMINATE CERTAIN

FUNDAMENTAL INVESTMENT RESTRICTIONS

(FBR Pegasus Small Cap Growth Fund™ and FBR Gas Utility Index Fund)

What are shareholders being asked to approve in Proposal 3?

As further described below in each of the sub-proposals, shareholders of the FBR Pegasus Small Cap Growth Fund™ are being asked to approve the elimination of that Fund’s concentration policy (Proposal 3(a)) and shareholders of the FBR Gas Utility Index Fund are being asked to approve the reclassification of the Fund as a “non-diversified” fund (Proposal 3(b)).

The 1940 Act requires all mutual funds, including the FBR Pegasus Small Cap Growth Fund™ and FBR Gas Utility Index Fund, to adopt fundamental investment restrictions with respect to several specific types of activities, including such Fund’s ability to (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries.  The 1940 Act also requires each of the Funds to state whether it is a diversified or non-diversified fund, as those terms are defined in the 1940 Act.  In addition, the 1940 Act permits each of these Funds to designate any other of its policies as a fundamental policy, as the Fund deems necessary or desirable.

In order to modify or eliminate any of these Funds’ fundamental investment restrictions, including its classification as a diversified or non-diversified fund, the 1940 Act requires that such change be approved by a majority of the Fund’s outstanding voting securities.  The Board is proposing that shareholders approve revisions to certain of these Funds’ fundamental investment restrictions, in an effort to permit the Funds the maximum investment flexibility under current law.

Why are shareholders being asked to approve changes to these Funds’ investment restrictions?

The primary purpose of the proposed modification or elimination of certain fundamental investment restrictions of these Funds is to increase the Funds’ investment flexibility with respect to certain investment strategies and techniques.

What effect will the proposed changes to the Funds’ investment restrictions have on these Funds?

While Proposal 3 is intended to provide the Adviser with greater flexibility in managing each Fund’s portfolio, should shareholders approve the Proposal, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investments objectives, strategies and policies expressed in the Funds’ Prospectus and Statement of Additional Information.  Importantly, the Adviser does not presently intend to alter the way in which it manages either of these Funds, nor does it believe that the proposed changes will materially affect the level of risk associated with investing in each of the Funds.

Who is bearing the expenses related to Proposal 3?

All mailing, proxy solicitation and tabulation of expenses associated with Proposal 3 will be borne by the Adviser.

PROPOSAL 3(a) — CONCENTRATION

(FBR Pegasus Small Cap Growth Fund™ Only)

Currently, the Pegasus Small Cap Growth Fund has a fundamental investment restriction requiring the Fund to concentrate its investment in the technology group of industries.  While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that an investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government, its agencies or instrumentalities) constitutes concentration.  The Fund’s current fundamental investment restriction is consistent with this interpretation.

The Board has proposed the elimination of the Pegasus Small Cap Growth Fund fundamental investment restriction requiring the Fund to concentrate its investments in the technology industry, effective upon obtaining shareholder approval.  Prior to April 30, 2008, the Fund was operated subject to a principal investment strategy that required the Fund to invest, under normal market conditions, at least 80% of its net assets in the securities of small-cap companies principally engaged in the technology industry.  Effective as of April 30, 2008, the Fund ceased being subject to the investment strategy requiring it to be primarily invested in small-cap issuers in the technology industry, and this proposal is intended to update the Fund’s investment provisions consistent with this previous change.  The effect of this change will mean that the Fund would not be required to concentrate its investments in any one industry.  If the Fund’s shareholders do not approve the proposal, the Fund will continue to be required to concentrate its investments in the technology industry.

PROPOSAL 3(b) — DIVERSIFICATION

(FBR Gas Utility Index Fund Only)

Currently, the Gas Utility Index Fund is considered to be a “diversified” fund.  As that term is defined in the 1940 Act, a diversified fund may not, with respect to 75% of a fund’s total assets, (1) invest more than 5% of that fund’s total assets in the securities of one issuer, or (2) hold more than 10% of its securities in a single issuer (the “75% test”).  Under the 1940 Act, a “non-diversified” fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

The Board has proposed that the Gas Utility Index Fund be reclassified as a non-diversified fund, effective upon obtaining shareholder approval.  The effect of this change will mean that the Fund may invest a greater portion of its assets in fewer issuers.  If the Fund’s shareholders do not approve the proposal, then the Fund will remain diversified and subject to the 75% test.

Even if the shareholders of the Fund vote to change the Fund’s diversification status to non-diversified, the Fund will nonetheless be constrained under applicable provisions of the Internal Revenue Code of 1986, as amended (“Tax Code”), which require that at the end of each quarter of the Trust’s taxable year, at least 50% of the value of the Fund’s total assets be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities.  For this purpose, “other securities” do not include investments in the securities of any one issuer that represent more than 5% of the value of the fund’s total assets or more than 10% of the issuer’s outstanding voting securities.  In addition, the Tax Code provides that at the end of each quarter of the Trust’s taxable year, not more than 25% of a fund’s total assets be invested in the securities of any one issuer, except for securities of the U.S. government or other regulated investment companies.

The change is sought in order to provide the Adviser with more investment flexibility to achieve the Fund’s investment objective and principal investment strategy, to seek income and capital appreciation by providing investment results that replicate the performance of the American Gas Association Stock Index.  If the Fund is reclassified as a non-diversified fund, then the Fund may invest in the securities of a smaller total number of issuers than if it remained a diversified fund.  In these circumstances, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the Fund’s total returns or asset valuations than if the Fund were required to hold smaller positions of the securities of a larger number of issuers.

Vote Required for Proposals 3(a) and 3(b)

Approval of Proposals 3(a) and 3(b) requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED CHANGES TO THE APPLICABLE FUNDS’ FUNDAMENTAL POLICIES AS PROVIDED UNDER PROPOSAL 3.

SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

_____________________

PROPOSAL 4 — ELECTION OF TRUSTEES OF THE TRUST

(All Funds)

You are being asked to vote in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of shareholders at which trustees are elected or until their resignation, removal or death.  Each of the nominees presently is a Trustee of the Trust and each nominee is considered by the Trust to be an Independent Trustee (other than Mr. Ellison).  Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in this Proxy Statement and to serve if elected.  It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

Trustee Nominees

Each of the Trustee nominees, their ages, and principal occupations during the past five years, are presented below. The address for each nominee is 1001 19th Street North, Arlington, VA  22209.

Name and Age	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios Overseen in the Fund Complex Overseen by Trustee or by Nominees for Trustee**	Other Directorships
Independent Trustee Nominees
Michael Willner, 52	Since June 1997	President, AlphaGrip, Inc., January 2001 to present	10	None

Reena Aggarwal, 51	Since July 2006	Professor, Georgetown University, 2000 to present; Deputy Dean, McDonough School of Business, Georgetown University, 2006-2008; Interim Dean, 2004-2005; Visiting Professor, MIT Sloan School of Management, 2005-2006.	10	IndexIQ Trust

William E. Cole, Jr., 59	Since July 2006	Retired, 2006. Partner, Ernst & Young LLP, 1972-2006.	10	None

Charles O. Heller, 73	Since September 2003	President, Annapolis Capital Group, since 2005; Athlone Global Security (venture capital firm), 2006-2008; Beacon Global LLC (venture capital firm), 2003-2005.	10	None

Interested Trustee Nominee+
David H. Ellison, 51 100 Federal Street, Boston, MA 02110	Since September 2003	Director, CIO and President, FBR Fund Advisers, Inc., since December 1999; Portfolio Manager for Equity Funds, since October 1996.	10	None

_________

*      Trustees serve until their resignation, removal, or death.

**   The “Fund Complex” consists of all mutual funds advised by FBR Capital Markets, Inc. and its affiliates.

+      Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

Trustees receiving a plurality vote shall be elected. This means that the five nominees receiving the largest number of votes will be elected.

The Trustees presently have an Audit Committee, a Valuation Committee, and a Nominating Committee, each of which are comprised of all of the Independent Trustees of the Trust: Messrs. Willner, Heller, Cole and Ms. Aggarwal. The function of the Audit Committee is to recommend independent auditors, pre-approve audit and certain non-audit services to be provided by the independent auditors to the Funds, and review and report on accounting and financial matters.  The Board has adopted a written charter for the Audit Committee. The function of the Valuation Committee is to determine and monitor the value of the Funds’ assets pursuant to the Trust’s Valuation Procedures. The function of the Nominating Committee is to nominate persons to serve as Independent Trustees and to serve on committees of the Board.  The Board does not have a policy related to considering nominees recommended by shareholders.  There was no meeting of the Valuation or Nominating Committees during the Funds’ most recent fiscal year.  The Audit Committee met twice during the most recent fiscal year of the Funds.

Officers of the Trust

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as detailed in Exhibit E to this Proxy Statement.

As of August 31, 2009, the Trustees and officers of the Trust, as a group, owned approximately 55% of the outstanding shares of the Pegasus Fund, 28% of the outstanding shares of the Pegasus Mid Cap Fund, 19% of the outstanding shares of the Pegasus Small Cap Fund, 40% of the outstanding shares of the Pegasus Small Cap Growth Fund, 10% of the outstanding shares of the Large Cap Financial Fund, 1% of the outstanding shares of the Small Cap Financial Fund and Technology Fund, and less than 1% of the outstanding shares of the Focus Fund, Gas Utility Index Fund and Fund for Government Investors.

Trustees’ Ownership of Fund Shares as of December 31, 2008

	Dollar Range of Equity Securities owned in:		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Michael A. Willner	Pegasus Fund	None	$10,001 - $50,000
	Pegasus Mid Cap Fund	None
	Pegasus Small Cap Fund	None
	Pegasus Small Cap Growth Fund	$10,001 - $50,000
	Focus Fund	None
	Large Cap Financial Fund	$1 - $10,000
	Small Cap Financial Fund	$1 - $10,000
	Technology Fund	None
	Gas Utility Index Fund	$1 - $10,000
	Fund for Government Investors	None
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Reena Aggarwal	Pegasus Fund	None	$10,001-$50,000
	Pegasus Mid Cap Fund	None
	Pegasus Small Cap Fund	None
	Pegasus Small Cap Growth Fund	None
	Focus Fund	$10,001-$50,000
	Large Cap Financial Fund	$1 - $10,000
	Small Cap Financial Fund	$1 - $10,000
	Technology Fund	None
	Gas Utility Index Fund	None
	Fund for Government Investors	None

William E. Cole, Jr.	Pegasus Fund	$1 - $10,000	$10,001 - $50,000
	Pegasus Mid Cap Fund	None
	Pegasus Small Cap Fund	None
	Pegasus Small Cap Growth Fund	None
	Focus Fund	$1 - $10,000
	Large Cap Financial Fund	None
	Small Cap Financial Fund	None
	Technology Fund	$1 - $10,000
	Gas Utility Index Fund	$1 - $10,000
	Fund for Government Investors	None

Charles O. Heller	Pegasus Fund	$10,001 - $50,000	$50,001 - $100,000
	Pegasus Mid Cap Fund	None
	Pegasus Small Cap Fund	None
	Pegasus Small Cap Growth Fund	None
	Focus Fund	None
	Large Cap Financial Fund	None
	Small Cap Financial Fund	None
	Technology Fund	$10,001 - $50,000
	Gas Utility Index Fund	$10,001 - $50,000
	Fund for Government Investors	None

David H. Ellison	Pegasus Fund	Over $100,000	Over $100,000
	Pegasus Mid Cap Fund	Over $100,000
	Pegasus Small Cap Fund	Over $100,000
	Pegasus Small Cap Growth Fund	Over $100,000
	Focus Fund	None
	Large Cap Financial Fund	Over $100,000
	Small Cap Financial Fund	Over $100,000
	Technology Fund	None
	Gas Utility Index Fund	None
	Fund for Government Investors	None

*  “Family of Investment Companies” consists of all mutual funds advised by FBR Capital Markets, Inc. and its affiliate advisers.

The following table sets forth information regarding all compensation paid to the Trustee nominees during the most recent fiscal year end of the Trust.  The Trust does not have a pension or retirement plan in place for the benefit of the Trustees.

Nominee	Aggregate Compensation from the Trust	Total Compensation from the FBR Fund Complex*

Michael A. Willner+	$47,000	$47,000
Reena Aggarwal	$39,000	$39,000
William E. Cole, Jr. +	$41,000	$41,000
Charles O. Heller	$39,000	$39,000
David H. Ellison	None	None

*  “Fund Complex” consists of all mutual funds advised by FBR Capital Markets, Inc. and its affiliate advisers.

+  Mr. Willner serves as Chairman of the Board and receives additional compensation for his services in that capacity and Mr. Cole serves as Chairman of the Audit Committee and receives additional compensation for his services in that capacity.

Vote Required for Proposal 4

Approval of Proposal 4 requires the vote of a plurality of the Trust’s shares.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ELECTION OF THE TRUSTEES AS PROVIDED UNDER PROPOSAL 4.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

Information regarding the percent ownership of each person who, as of August 31, 2009, owned of record and/or beneficially 5% or more of the outstanding shares of a Fund is included in Exhibit F to the Proxy Statement.

As of August 31, 2009, the Trustees and officers of the Trust, as a group, owned approximately 55% of the outstanding shares of the Pegasus Fund, 28% of the outstanding shares of the Pegasus Mid Cap Fund, 19% of the outstanding shares of the Pegasus Small Cap Fund, 40% of the outstanding shares of the Pegasus Small Cap Growth Fund, 10% of the outstanding shares of the Large Cap Financial Fund, 1% of the outstanding shares of the Small Cap Financial Fund and Technology Fund, and less than 1% of the outstanding shares of the Focus Fund, Gas Utility Index Fund and Fund for Government Investors.

The Funds’ Distributor

FBR Investment Services, Inc., 1001 19th Street North, Arlington, Virginia 22209, a wholly-owned subsidiary of FBR Capital Markets, serves as the distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust.  In this capacity, it receives purchase orders and redemption requests relating to Fund shares.

Fund Administration

JPMorgan Chase Bank N.A., (“JP Morgan”), serves as the administrator to the Funds and provides day-to-day administrative services pursuant to an Administration Agreement.

The Adviser also provides certain administrative services to the Funds that are in addition to the services provided by JPMorgan, including oversight of service providers, pursuant to an Administration Services Agreement.  The Adviser also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds.

Voting Information

Shareholders of record of the Trust on the Record Date are entitled to be present and to vote at the meeting.  Exhibit F to this Proxy Statement sets forth the number of shares of each Fund issued and outstanding on the Record Date.

With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, one-third of the outstanding shares present at the Meeting by proxy or in person of the Funds shall constitute a quorum at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against Proposals 1, 2 and 3, for which the required vote is a percentage of the shares present or outstanding.

Proxy Related Expenses

FBR Capital Markets and certain of its affiliates will bear the costs associated with the solicitation of proxies from Fund shareholders. Solicitations may be made by regular mail, telephone, e-mail, or other personal contact by officers or employees of the Adviser and its affiliates or by the proxy soliciting firm retained by to assist with the solicitation process.  D.F. King & Co., Inc. has been retained to provide proxy solicitation services.  In addition, FBR Capital Markets and its affiliates may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees

Kimberly J. Bradshaw
Secretary
The FBR Funds

September 8, 2009

Exhibit A-1

Form of Investment Advisory Agreement for

FBR Pegasus Fund™

FBR Pegasus Mid Cap Fund™

FBR Pegasus Small Cap Fund™

FBR Pegasus Small Cap Growth Fund™

FBR Large Cap Financial Fund

FBR Small Cap Financial Fund

FBR Focus Fund

FBR Technology Fund

INVESTMENT ADVISORY AGREEMENT

between

THE FBR FUNDS

and

FBR FUND ADVISERS, INC.

AGREEMENT made as of the __ day of ________, 2009, by and between The FBR Funds, a Delaware statutory trust which may issue one or more series of shares of beneficial interest (the “Trust”), and FBR Fund Advisers, Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to each of the series listed on Schedule A (each, a “Fund” and collectively, the “Funds”), individually and not jointly, and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.          Appointment.

(a)        General.  The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)        Employees of Affiliates.  The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

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(c)        Sub-Advisers.  It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Sub-Adviser”), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act.  The Adviser will review, monitor and report to the Trust’s Board of Trustees regarding the performance and investment procedures of any Sub-Adviser.  In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act.  A Sub-Adviser may be an affiliate of the Adviser.

2.        Delivery of Documents.  The Trust has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

(a)       the Trust’s Trust Instrument;

(b)       the Bylaws of the Trust;

(c)       resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

(d)       the Trust’s Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, on Form N-lA as filed with the Securities and Exchange Commission (the “Commission”);

(e)       Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

(f)        the currently effective Prospectus and Statement of Additional Information of the Funds.

3.          Investment Advisory Services.

(a)        Management of the Funds.  The Adviser hereby undertakes to act as investment adviser to the Funds.  The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

(i)           supervise all aspects of the operations of the Trust and each Fund;

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(ii)        obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds’ investment programs, and the issuers of securities included in the Funds’ portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund’s portfolio;

(iii)       determine which issuers and securities shall be included in the portfolio of each Fund;

(iv)       furnish a continuous investment program for each Fund;

(v)        in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

(vi)       take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser’s functions as provided above, including the making of appropriate periodic reports to the Trust’s Board of Trustees.

(b)        Covenants.  The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:  (i) each Fund’s Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust’s Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing.  The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the “Code”), except as may be authorized to the contrary by the Trust’s Board of Trustees.  The management of the Funds by the Adviser shall at all times be subject to the review of the Trust’s Board of Trustees.

(c)        Books and Records.  Pursuant to applicable law, the Adviser shall keep each Fund’s books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder.  The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request.  The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(d)        Reports, Evaluations and other Services.  The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser’s services hereunder as the Trust’s Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable.  The Adviser shall make recommendations to the Trust’s Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees.  The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

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(e)        Purchase and Sale of Securities.  The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust’s policies and procedures applicable to the Funds.  The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds.  In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

(f)        Selection of Brokers or Dealers.  In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion.  The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion.  The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

(g)       Aggregation of Securities Transactions.  In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser’s reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements; and (ii) is not inconsistent with the policies set forth in the Trust’s registration statement and the Fund’s Prospectus and Statement of Additional Information.  In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

4.         Representations and Warranties.

(a)        The Adviser hereby represents and warrants to the Trust as follows:

(i)         The Adviser is a corporation duly organized and in good standing under the laws of the State of Virginia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

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(ii)        The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions.  The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)       The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser’s obligations hereunder.

(b)         The Trust hereby represents and warrants to the Adviser as follows:

(i)         The Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

(ii)        The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

5.         Compensation.  As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth opposite each Fund’s name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.  At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser.  The fee for any partial month  under this Agreement shall be calculated on a proportionate basis.  In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except:  (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund’s or Trust’s inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

6.         Interested Persons.  It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

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7.         Expenses.  As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust’s Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.

8.         Non-Exclusive Services; Limitation of Adviser’s Liability.  The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities.  The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services.  In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.         Effective Date; Modifications; Termination.  This Agreement shall become effective on                          ______, 2009, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)        This Agreement shall continue in force until                               , 20__ and shall continue in effect thereafter as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.

(b)        The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(c)        Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement with respect to any particular Fund at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty.  Such a termination by the Trust shall be effected as to any Fund by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

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10.       Limitation of Liability of Trustees and Shareholders.  The Adviser acknowledges the following limitation of liability:

The terms “The FBR Funds” and “Trustees” refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed.  The obligations of “The FBR Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.  Obligations of any one Fund may be satisfied only by the assets of such Fund and not any other Fund.

11.       Non-Exclusive Use of the Name “FBR”.  The Trust acknowledges that it adopted its name through the permission of the Adviser.  The Adviser hereby consents to the non-exclusive use by the Trust of the name “FBR” only so long as the Adviser serves as the Funds’ adviser.

If the Adviser or any successor to its business shall cease to furnish services to the Funds under this Agreement or similar contractual arrangement, the Trust:

(a)        as promptly as practicable, will take all necessary action to cause its Certificate of Trust to be amended to accomplish a change of name; and

(b)        within 90 days after the termination of this Agreement or such similar contractual arrangement, shall cease to use in any other manner, including but not limited to use in any prospectus, sales literature or promotional material, the name “FBR” or any name, mark or logotype derived from it or similar to it or indicating that the Funds are managed by or otherwise associated with the Adviser.

12.       Certain Definitions.  The terms “vote of a majority of the outstanding voting securities,” “assignment,” “control,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act.  References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

13.       Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

14.       Structure of Agreement.  The Trust is entering into this Agreement on behalf of the respective Funds individually and not jointly.  The responsibilities and benefits set forth in this Agreement shall refer to each Fund individually and not jointly.  No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement.  Without otherwise limiting the generality of the foregoing:

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(a)        any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)        under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)        the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

15.       Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

16.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.       Notices.  Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention:  William Ginivan; with a copy to 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: Kimberly Bradshaw, or at such other address or to such individual as shall be so specified by the Trust to the Adviser.  Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered. to the Adviser at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: David Ellison or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

WITNESS:	THE FBR FUNDS, on behalf of the Funds listed on Schedule A, individually and not jointly
________________________________	By:_______________________________

WITNESS:	FBR FUND ADVISERS, INC.
________________________________	By:_______________________________

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Schedule A

Name of Fund	Fee*
FBR Pegasus Fund™	0.90%
FBR Pegasus Mid Cap Fund™	0.90%
FBR Pegasus Small Cap Fund™	0.90%
FBR Pegasus Small Cap Growth Fund™	0.90%
FBR Large Cap Financial Fund	0.90%
FBR Small Cap Financial Fund	0.90%
FBR Focus Fund	0.90%
FBR Technology Fund	0.90%

____________________

*     As a percentage of average daily net assets.   Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

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Exhibit A-2

Form of Investment Advisory Agreement for

FBR Gas Utility Index Fund

INVESTMENT ADVISORY AGREEMENT

between

THE FBR FUNDS

and

FBR FUND ADVISERS, INC.

AGREEMENT made as of the __ day of ______, 2009, by and between The FBR Funds, a Delaware statutory trust which may issue one or more series of shares of beneficial interest (the “Trust”), and FBR Fund Advisers, Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to each of the series listed on Schedule A (each, a “Fund” and collectively, the “Funds”), individually and not jointly, and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

            1.  The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund and to administer the affairs of each Fund, subject to the control of the officers and Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth, for the compensation herein provided.

            2.  The Adviser assumes and shall pay or reimburse the Trust for:  (a)  all expenses in connection with the management of the investment and reinvestment of the assets of a Fund, except that the Fund assumes and shall pay all broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (b)  the compensation (if any) of those trustees and officers of the Trust who also serve as directors, officers or employees of the Adviser; and (c)  all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Adviser or by the Trust in connection with the administration of the affairs of a Fund.

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            The Trust assumes and shall pay or reimburse the Adviser for each Fund’s taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with:  (a) determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (b) auditing its financial statements; (c) providing stock certificates representing shares of the Fund and the services rendered in the registration or transfer of such shares, in the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (d) stockholders’ and trustees’ meetings, and preparation, printing and distribution of all reports and proxy materials; (e) printing the Fund’s prospectus on at least an annual basis, and distributing it to its then-existing shareholders; (f) legal services rendered to the Fund; (g) retaining and compensating those trustees, officers and employees of the Trust who do not also serve as directors, officers of employees of the Adviser; (h) maintaining appropriate insurance coverage for the Trust and its trustees and officers; (i) its membership in trade associations; and (j) federal and state filing and registration fees.

            3.  In connection with the management of the investment and reinvestment of the assets of a Fund, the Adviser is authorized on behalf of the Fund to place orders for the execution of the Fund’s portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Fund’s registration statements under the Securities Act of 1933 and the Investment Company Act of 1940, as such registration statements may be amended from time to time, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

            4.  As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Adviser as provided in Section 2, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth opposite each Fund’s name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.

            In the event of termination of this Agreement, the fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

            5.   Subject to and in accordance with the governing instruments of the Trust and of the Adviser respectively, trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, officers, agents and shareholders or otherwise; directors, officers, agents and shareholders of the Adviser are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940.

            6.  This Agreement shall continue in effect only so long as such continuance is approved at least annually by a vote of a majority of the Trust’s Board of Trustees, including the votes of a majority of the trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Provided, however, that (a) this Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on sixty days prior written notice to the Adviser, (b) this Agreement shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Agreement may be terminated by the Adviser on sixty days prior written notice to the Trust.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

            As used in this Section 6, the terms “interested persons” and “vote of a majority of the outstanding securities” shall have the respective meanings set forth in Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

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            7.  The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

            8.  No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.  Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WITNESS:	THE FBR FUNDS, on behalf of the Funds listed on Schedule A, individually and not jointly
________________________________	By:_______________________________

WITNESS:	FBR FUND ADVISERS, INC.
________________________________	By:_______________________________

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Schedule A

Name of Fund	Fee*
FBR Gas Utility Index Fund	0.40%

______________________________

*          As a percentage of average daily net assets.   Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

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Exhibit B

Affiliated Brokerage

The Trustees have authorized the allocation of brokerage to FBR Capital Markets & Co., Inc. (“FBR & Co.”) to effect portfolio transactions on an agency basis for the Funds.  FBR & Co. is considered to be an “affiliated broker-dealer” of the Funds since it is a wholly-owned subsidiary of FBR Capital Markets.  During their most recent fiscal year, the Funds paid brokerage commissions to FBR & Co. in the following amounts:

Fund	Fiscal Year Ending	Brokerage Commissions Paid to FBR & Co. During the Fund’s Most Recent Fiscal Year	% Fund’s Aggregate Commissions Paid to FBR & Co.
Pegasus Fund	10/31/2008	$0	N/A
Pegasus Mid Cap Fund	10/31/2008	$0	N/A
Pegasus Small Cap Fund	10/31/2008	$0	N/A
Pegasus Small Cap Growth Fund	10/31/2008	$0	N/A
Focus Fund	10/31/2008	$0	N/A
Large Cap Financial Fund	10/31/2008	$2,400	3.5%
Small Cap Financial Fund	10/31/2008	$43,731	9.1%
Technology Fund	10/31/2008	$0	N/A
Gas Utility Index Fund	10/31/2008	$0	N/A

Exhibit C

More Information About the Funds’ Investment Adviser

Fees paid to the Adviser

The investment advisory fees paid by each Fund, and applicable fee waivers during each Fund’s most recent fiscal year were as follows:

Fund	Fiscal Year Ending	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees
Pegasus Fund	10/31/2008	$81,035	$(76,144)	$4,891
Pegasus Mid Cap Fund	10/31/2008	$37,788	$(37,788)	$0
Pegasus Small Cap Fund	10/31/2008	$41,334	$(41,334)	$0
Pegasus Small Cap Growth Fund	10/31/2008	$35,828	$(35,828)	$0
Focus Fund	10/31/2008	$9,965,909	$(709)	$9,965,200
Large Cap Financial Fund	10/31/2008	$145,196	$(21,380)	$123,816
Small Cap Financial Fund	10/31/2008	$1,232,316	$(687)	$1,231,629
Technology Fund	10/31/2008	$192,240	$(16,622)	$175,618
Gas Utility Fund	10/31/2008	$1,051,470	$(900)	$1,050,570

The following table sets forth certain information with respect to FBR Fund Adviser’s executive officers and directors:

Name, Position with the Adviser, and Address*	Principal Occupation
David H. Ellison President and Director	Chief Investment Officer and President of FBR Fund, Advisers, Inc.
Edward M. Wheeler Chief Operating Officer	President and Chief Operating Officer of FBR Investment Management, Inc. and President and Chief Operating Officer of FBR Asset Management Holdings, Inc.
Bradley J. Wright Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer of FBR Capital Markets, Inc.
Winsor H. Aylesworth Secretary, Treasurer and Director	Portfolio Manager, FBR Fund Advisers, Inc.
W. Bart Sanders Senior Vice President and Assistant Secretary	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc.
Frank Walker, Jr. Chief Compliance Officer	Chief Compliance Officer of FBR Investment Management, Inc. and FBR Fund Advisers, Inc.
Robert Dean Senior Vice President	Director of Risk Management of FBR Investment Management, Inc.and FBR Fund Advisers, Inc.

_________

* The address for each officer and director is 1001 19th Street North, Arlington, VA  22209.

Exhibit D

Conditions of Proposed Rule 15a-5 and the Proposed SEC Exemptive Order

Conditions of Proposed Rule 15a-5

a)  Exemption from shareholder approval. Notwithstanding section 15(a) of the 1940 Act, a subadvisory contract need not be approved by a vote of a majority of the outstanding voting securities of a fund, if the following conditions are met:

(1)  No increase in fees.  The subadvisory contract does not directly or indirectly increase the management and advisory fees charged to the fund or its shareholders.

(2)  Conflicting relationships prohibited.

(i)  The sub-adviser is not an affiliated person of the principal adviser with which it has contracted or of the fund (other than by reason of serving as an investment adviser to the fund), and no director or officer of the fund, and no principal adviser or director or officer of the principal adviser with which the sub-adviser has contracted, directly or indirectly owns any material interest in the sub-adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity); or

(ii)  The sub-adviser is a wholly-owned subsidiary (as defined in section 2(a)(43) of the 1940 Act) of the principal adviser, and the wholly-owned subsidiary has been hired as a sub-adviser to replace another wholly-owned subsidiary that has been terminated as a sub-adviser to the fund, or the subadvisory contract of a wholly-owned subsidiary has been materially amended.

(3)  Shareholder authorization.  Shareholders of the fund have authorized a principal adviser, subject to approval by the board of directors, to enter into contracts with sub-advisers without approval by a vote of the outstanding voting securities of the fund or, if the fund's securities have not been publicly offered or sold to persons who are not promoters or affiliated persons of the fund, the directors of the fund have authorized the principal adviser to enter into such contracts.

(4)  Supervision of sub-advisers.  A contract between the fund and a principal adviser provides that the principal adviser must supervise and oversee the activities of the sub-adviser under the subadvisory contract on behalf of the fund.

(5)  Disclosure to shareholders.  Within 90 days after entry into a new subadvisory contract or after making a material change to a wholly-owned subsidiary's existing subadvisory contract, the fund furnishes its shareholders with an information statement, which must be filed with the SEC in accordance with the requirements of Rule 14c-5(b) under the 1940 Act, that describes the new agreement, and contains the information specified in Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

(6)  Fund name.  If the fund identifies the sub-adviser as a part of the fund's name or title, it also clearly identifies in its name or title the principal adviser with which the sub-adviser has contracted, before the name of the sub-adviser.

(7)  Board of directors composition, selection, and representation.

(i)  A majority of the directors of the fund are not interested persons of the fund, and those directors select and nominate any other disinterested directors; and

(ii)  Any person who acts as legal counsel for the disinterested directors is an independent legal counsel.

Conditions of the Proposed SEC Exemptive Order

            1.         Before a Fund may rely on the requested Order, the operation of the  Fund in the manner described in this Application will be approved by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or, in the case of a Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Fund’s shares to the public.

            2.         Each Fund will disclose in its prospectus the existence, substance and effect of the Order.  In addition, each Fund will hold itself out to the public as employing the manager-of-managers arrangement described in this Application.  The prospectus relating to each Fund will prominently disclose that the Adviser has ultimate responsibility (subject to oversight by the Board) to oversee Sub-Advisers and to recommend their hiring, termination, and replacement.

            3.         Within 90 days of the hiring of a new Sub-Adviser, the Adviser will furnish shareholders all information about the new Sub-Adviser that would be included in a proxy statement.  To meet this condition, the Adviser will provide shareholders of the applicable Fund within 90 days of hiring a new Sub-Adviser with an Information Statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the 1934 Act.

            4.         The Adviser will not enter into a Sub-Advisory Agreement with any Affiliated Sub-Adviser unless such agreement, including the compensation to be paid thereunder, has been approved by the shareholders of the applicable Sub-Advised Fund.

            5.         At all times, at least a majority of the Board will be Independent Trustees and the nomination of new or additional Independent Trustees will be at the discretion of the then existing Independent Trustees.

            6.         When a change of Sub-Adviser is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of such Fund and its shareholders and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

            7.         The Adviser will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of each Fund’s assets and, subject to review and approval by the Board, will, for each Fund: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend Sub-Advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple Sub-Advisers; (iv) monitor and evaluate the Sub-Advisers’ investment performance; and (v) implement procedures reasonably designed to ensure compliance by the Sub-Adviser(s) with the Fund’s investment objectives, policies and restrictions.

            8.         No director, trustee or officer of a Fund, or director or officer of the Adviser, will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in a Sub-Adviser except for:  (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a Sub-Adviser or an entity that controls, is controlled by, or is under common control with a Sub-Adviser.

            9.         Independent Legal Counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees.  The selection of such counsel will be within the discretion of the then-existing Independent Trustees.

           10.      In the event the Commission adopts a rule under the 1940 Act providing substantially similar relief to that in the order requested in the Application, the requested order will expire on the effective date of that rule.

Exhibit E

Officers of the Trust

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows.

Name, Age and Address	Position(s) Held With The Trust, Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years
David H. Ellison, 51 100 Federal Street Boston, MA 02110	President Since 2001	Director, CIO and President, FBR Fund Advisers, Inc., since December 1999; and Portfolio Manager, FBR Fund Advisers, Inc., since October 1996.
Winsor H. Aylesworth, 61 100 Federal Street Boston, MA 02110	Executive Vice President Since 1999	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998.
W. Bart Sanders III, 45 1001 Nineteenth Street North Arlington, VA 22209	Executive Vice President Since 1999	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999; and Head Trader for FBR Fund Advisers, Inc., since January 1997.
Guy F. Talarico, 54 c/o Alaric Compliance Services, LLC 800 Third Avenue – 11th Floor New York, NY 10022	Chief Compliance Officer Since 2006

CEO of Alaric Compliance Services, LLC since January 2006. Co-Chief Executive Officer of EOS Compliance Services, LLC June 2004 - December 2005. Senior Director of Investors Bank & Trust Institutional Custody Division February 2001- June 2004.

Kimberly J. Bradshaw, 34 1001 Nineteenth Street North Arlington, VA 22209	Secretary Since 2003 and Treasurer Since 2006

Employee of FBR since August 1998 serving in various capacities, including Vice President Fund Administration, Assistant Vice President of Fund Administration, Transfer Agent Operations Manager and Fund Accounting Supervisor.  Vice President and Secretary of Money Management Advisers, Inc., November 2003-March 2006.

Kristin E. Stelljes, 33 1001 Nineteenth Street North Arlington, VA 22209	Assistant Treasurer Since 2006

Employee of FBR since February 2002, serving in various capacities including Assistant Vice President Fund Administration, Supervisor Fund Administration, Accountant, and Customer Service Representative.

___________

* The officers of the Trust serve at the pleasure of the Trustees.

Exhibit F

Further Information Regarding Shares Outstanding

The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting.  On the Record Date the following shares of beneficial interest (collectively the “Shares” and individually a “Share”) of the Trust were outstanding and entitled to vote at the Meeting:

Fund	Shares Outstanding
Pegasus Fund	2,199,936.110
Pegasus Mid Cap Fund	969,739.315
Pegasus Small Cap Fund	1,149,549.829
Pegasus Small Cap Growth Fund	651,849.489
Focus Fund	36,695,822.802
Large Cap Financial Fund	3,013,821.398
Small Cap Financial Fund	11,189,324,183
Technology Fund	848,753.697
Gas Utility Index Fund	12,741,907.158

Each whole Share of a Fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth certain information as of August 31, 2009 for each of the Funds with respect to each person or group known by the Trust to be the beneficial owner of more than 5% of any Fund’s outstanding voting securities:

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Fund
FBR Pegasus Fund – Investor Class

National Financial Services, LLC

200 Liberty St. 1 World Finl Ctr

New York, NY 10281

Charles Schwab & Co., Inc.

101 Montgomery St.

San Francisco, CA 94104

FBR Fund Advisers, Inc

1001 19th St. North

Arlington, VA 22209

		1,360,608.679 389,451.226 116,346.314	62.1% 17.8% 5.3%
FBR Pegasus Fund – I Class	FBR Fund Advisers, Inc. 1001 19th St. North Arlington, VA 22209	10,093.413	100%
FBR Pegasus Mid Cap Fund – Investor Class

Charles Schwab & Co., Inc.

101 Montgomery St.

San Francisco, CA 94101

National Financial Services, LLC

200 Liberty St. 1 World Finl Ctr

New York, NY 10281

FBR Fund Advisers, Inc

1001 19th St. North

Arlington, VA 22209

		379,509.936 290,919.911 233,198.264	39.6% 30.3% 24.3%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Fund
FBR Pegasus Mid Cap Fund – I Class	FBR Fund Advisers, Inc. 1001 19th St. North Arlington, VA 22209	10,224.279	100%
FBR Pegasus Small Cap Fund – Investor Class

National Financial Services, LLC

200 Liberty St. 1 World Finl Ctr

New York, NY 10281

FBR Fund Advisers, Inc.

1001 19th St. North

Arlington, VA 22209

Charles Schwab & Co., Inc.

101 Montgomery St.

San Francisco, CA 94101

		691,844.969 250,412.996 98,470.885	60.7% 22.0% 8.7%
FBR Pegasus Small Cap Fund – I Class	FBR Fund Advisers, Inc. 1001 19th St. North Arlington, VA 22209	10,000.000	100%
FBR Pegasus Small Cap Growth Fund – Investor Class

National Financial Services, LLC

200 Liberty St. 1 World Finl Ctr

New York, NY 10281

Charles Schwab & Co., Inc.

101 Montgomery St.

San Francisco, CA 94104

FBR Fund Advisers, Inc.

1001 19th St. North

Arlington, VA 22209

		315,385.718 143,977.894 77,441.397	50.2% 22.9% 12.3%
FBR Pegasus Small Cap Growth Fund – I Class	FBR Fund Advisers, Inc. 1001 19th St. North Arlington, VA 22209 National Financial Services, LLC 200 Liberty St. 1 World Finl Ctr New York, NY 10281	10,000.000 3,587.451	73.6% 26.4%
FBR Pegasus Small Cap Growth Fund – R Class	FBR Fund Advisers, Inc. 1001 19th St. North Arlington, VA 22209	10,000.000	100.%
FBR Focus Fund – Investor Class	National Financial Services, LLC 200 Liberty St. 1 World Finl Ctr New York, NY 10281 Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	9,540,856.743 8,111,255.911	40.4% 34.3%

FBR Focus Fund – I Class	National Financial Services, LLC 200 Liberty St. 1 World Finl Ctr New York, NY 10281 Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	8,239,686.037 4,649,592.981	63.5% 35.8%
FBR Focus Fund – R Class	FBR Fund Advisers, Inc. 1001 19th St. North Arlington, VA 22209 Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94101	41,657.341 39,006.870	51.6% 48.4%
FBR Large Cap Financial Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104 National Financial Services, LLC 200 Liberty St. 1 World Finl Ctr New York, NY 10281 Ameritrade Inc. PO Box 2226 Omaha, NE 68103	1,573,384.370 715,187.702 151,963.967	52.2% 23.7% 5.0%
FBR Small Cap Financial Fund – Investor Class	National Financial Services, LLC 200 Liberty St. 1 World Finl Ctr New York, NY 10281 Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104 Ameritrade Inc. PO Box 2226 Omaha, NE 68103	4,159,769.155 3,794,502.220 632.151.991	38.8% 35.4% 5.9%
FBR Small Cap Financial Fund – I Class	Pershing LLC PO Box 2052 Jersey City, NJ 07303	438,981.563	97.0%
FBR Small Cap Financial Fund – R Class	FBR Fund Advisers, Inc. 1001 19th St. North Arlington, VA 22209 National Financial Services, LLC 200 Liberty St. 1 World Finl Ctr New York, NY 10281	10,174.455 1,965.318	82.8% 16.0%

FBR Technology Fund Investor Class	National Financial Services, LLC 200 Liberty St. 1 World Finl Ctr New York, NY 10281 Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	448,005.005 161,806.053	52.8% 19.1%
FBR Gas Utility Fund – Investor Class	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104 National Financial Services, LLC 200 Liberty St. 1 World Finl Ctr New York, NY 10281	2,976,891.291 1,544,150.855	23.4% 12.1%
FBR Gas Utility Fund – R Class	FBR Fund Advisers, Inc. 1001 19th St. North Arlington, VA 22209	12,030.546	100%

F-3

PROXY

The FBR Funds

FBR Pegasus Fund™

FBR Pegasus Mid Cap Fund™

FBR Pegasus Small Cap Fund™

FBR Pegasus Small Cap Growth Fund™

FBR Focus Fund

FBR Large Cap Financial Fund

FBR Small Cap Financial Fund

FBR Technology Fund

FBR Gas Utility Index Fund

SPECIAL MEETING OF SHAREHOLDERS

October 23, 2009

The undersigned hereby appoints Kimberly J. Bradshaw and W. Bart Sanders, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of The FBR Funds (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 11:00 a.m., Eastern Time, on October 23, 2009, at 1001 19th Street North, Arlington, VA  22209, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS:

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreements	[ ]	[ ]	[ ]

Proposal 2:	FOR	AGAINST	ABSTAIN
To approve a manager of managers arrangement	[ ]	[ ]	[ ]

Proposal 3:	FOR	AGAINST	ABSTAIN
3(a) To eliminate FBR Pegasus Small Cap Growth Fund’sTM fundamental investment restriction regarding concentration in the technology industry (FBR Pegasus Small Cap Growth FundTM only)	[ ]	[ ]	[ ]
3(b) To reclassify the FBR Gas Utility Index Fund as a non-diversified fund (FBR Gas Utility Index Fund only)	[ ]	[ ]	[ ]

1

Proposal 4:	FOR	WITHHOLD AUTHORITY
To approve the election Trustees. To vote for ALL Nominees check this box: To withhold your vote from a particular Nominee(s), mark the boxes below:	[ ]
(1) Michael A. Willner		[ ]
(2) Reena Aggarwal		[ ]
(3) William E. Cole, Jr.		[ ]
(4) Charles O. Heller		[ ]
(5) David H. Ellison		[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares.  If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.